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                                                                   EXHIBIT 23



                  Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-80339, 33-64876, 33-75246 (as amended), 333-18301 and 333-30661.

                                             ARTHUR ANDERSEN LLP

Detroit, Michigan
March 20, 1998